Exhibit 10.56

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 30, 2016, by and among MARCHEX, INC., a Delaware corporation (“Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (“Lenders”), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent (“Administrative Agent”).

RECITALS

A. On or about April 1, 2008, Borrower, Lenders and Administrative Agent entered into that certain Credit Agreement (together with all amendments, supplements, exhibits, and modifications thereto, the “Credit Agreement”) whereby Lenders agreed to make available to Borrower the credit facilities described therein.

B. Borrower has requested that Lenders modify certain provisions of the Credit Agreement. The purpose of this Amendment is to set forth the terms and conditions upon which Lenders will grant Borrower’s requests.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I. AMENDMENT

The Credit Agreement and all of the other Loan Documents are each hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the loans described therein, as well as any extensions or renewals thereof.

ARTICLE II. DEFINITIONS; MODIFICATIONS

As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires. Section 1.1 of the Credit Agreement is hereby amended to add or modify (as the case may be) the following defined term:

“Applicable Margin” means 1.25 percent.

“Collateral Value Amount” means an amount equal to the sum of (a) ***% of Eligible Domestic Accounts Receivable and Eligible Foreign Accounts Receivable, and (b) without duplication, ***% of the net book value of Borrower’s consolidated net fixed assets appearing on its balance sheet as of the time of determination.

“Consolidated EBITDA” means, for the relevant period, Borrower’s net income (or net loss), excluding any extraordinary gains or losses and taxes associated therewith, plus (a) interest expense (net of interest income), income tax expense, depreciation, amortization and non-cash stock compensation that constitutes a charge against income and other non-cash charges to income for the relevant period, plus (b) all restructuring costs, facilities relocation costs, acquisition integration costs and fees (including cash severance payments) and all other costs, fees, expenses and charges paid or incurred in connection with acquisitions (whether or

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

not consummated), for the period in which such items were incurred and up to the aggregate amount of $*** for the applicable measurement period, all determined on a consolidated basis in accordance with GAAP. Borrower shall provide Administrative Agent with satisfactory evidence to support the amount of the add-backs described in clause (b) above.

“Consolidated EBITDAR” means, for the relevant period, Borrower’s net income (or net loss), excluding any extraordinary gains or losses and taxes associated therewith, plus (a) interest expense (net of interest income), income tax expense, depreciation, amortization, rent expense and non-cash stock compensation that constitutes a charge against income and other non-cash charges to income for the relevant period, plus (b) all restructuring costs, facilities relocation costs, acquisition integration costs and fees (including cash severance payments) and all other costs, fees, expenses and charges paid or incurred in connection with acquisitions (whether or not consummated), for the period in which such items were incurred and up to the aggregate amount of $*** for the applicable measurement period, less (c) cash taxes paid during the relevant period, and cash dividends paid during the relevant period and maintenance capital expenditures (which shall be deemed to be an amount equal to 50 percent of depreciation expense related to fixed assets), all determined on a consolidated basis in accordance with GAAP. Borrower shall provide Administrative Agent with satisfactory evidence to support the amount of the add-backs described in clause (b) above.

“Consolidated Liquidity Coverage Ratio” means the ratio of (a) an amount equal to all of Borrower’s unrestricted cash and Cash Equivalents deposited with U.S. Bank National Association or its Affiliates, less overdrafts and deferred revenue as reported in the most recently delivered financial statements of Borrower under Section 6.1, to (b) Consolidated Total Funded Debt (excluding, for the sake of clarity, overdrafts and deferred revenue), plus, without duplication, the outstanding Revolving Loans and the undisbursed portion of the Total Revolving Commitment, all determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Funded Debt” means, as of the date of determination, the aggregate principal amount of all Indebtedness of Borrower, determined on a consolidated basis in accordance with GAAP, but in any event, excluding obligations for undrawn amounts under outstanding letters of credit and contingent reimbursement obligations under surety bonds and obligations in respect of overdrafts and deferred revenue.

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of June 30, 2016, by and among Borrower, Administrative Agent and Lenders, and any amendment, waiver, supplement or other modification thereto.

“Fourth Amendment Effective Date” means June 30, 2016.

“Permitted Acquisitions” means acquisitions of all or substantially all of the assets, or the assets constituting a line of business, or substantially all of the Capital Stock of any Person where:

(a) no Default or Event of Default shall have occurred and be continuing when the acquisition is consummated or after giving effect thereto;

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) the business acquired (or Person acquired) is principally engaged in the same line of business (or a business reasonably incidental or complementary thereto) as Borrower; and

(c) ***.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interests of any Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such equity interests or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof).

ARTICLE III. MODIFICATIONS TO CREDIT AGREEMENT

3.1	Commitment Fees

Section 2.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

2.7	Commitment Fees

Borrower agrees to pay to Administrative Agent for the account of each Lender an unused commitment fee for the period from and including the Fourth Amendment Effective Date to the Revolving Termination Date computed at ***% of the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on each Fee Payment Date, commencing on the first such date to occur after the Fourth Amendment Effective Date. The unused commitment fee shall be calculated on a 360-day year for the actual number of days elapsed.

3.2	Financial Condition Covenants

Section 7.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.1	Financial Condition Covenants

(a) Permit the Consolidated Liquidity Coverage Ratio to be less than 1.75 to 1.00 at any time, measured monthly by Administrative Agent.

(b) Permit the Consolidated EBITDA to be less than the amount set forth below as of the corresponding date set forth below, for the fiscal quarter period then ended:

Measurement Date	Minimum Consolidated EBITDA
June 30, 2016	***
September 30, 2016	***
December 31, 2016	***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Permit the Total Revolving Extensions of Credit to exceed the Collateral Value Amount at any time.

3.3	Indebtedness

Section 7.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.2	Indebtedness

Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness for borrowed money, Capital Lease Obligations or Guarantee Obligations with respect to any of the foregoing, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness of Borrower to any Subsidiary and of any Wholly-Owned Subsidiary Guarantor to Borrower or any other Subsidiary;

(c) Guarantee Obligations incurred in the ordinary course of business by Borrower and its Subsidiaries of obligations of any Wholly-Owned Subsidiary Guarantor, which obligations are otherwise permitted;

(d) Indebtedness outstanding on the date hereof and listed on Schedule 7.2(d) and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof);

(e) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) and in an aggregate principal amount not to exceed $5,000,000 in any one transaction and not to exceed $10,000,000 in the aggregate in any fiscal year of Borrower;

(f) ***; and

(g) ***.

3.4	Restricted Payments

Section 7.6 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

7.6	Restricted Payment

Declare or make, directly or indirectly, any Restricted Payment, except that:

(a) each Subsidiary may make Restricted Payments to the Borrower and the Subsidiary Guarantors;

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Borrower and each Subsidiary may declare and make the following: (i) Restricted Payments payable solely in equity securities of such Person, (ii) payments of cash in lieu of fractional shares upon conversion of convertible securities or upon any stock dividend, stock split or combination or business combination otherwise permitted hereunder; and (iii) acquisitions of capital stock of Borrower, solely by issuance of capital stock, in connection with either (A) the exercise of stock options or warrants by way of cashless exercise, or (B) in connection with the satisfaction of withholding tax obligations related to the exercise of stock options;

(c) Borrower and each Subsidiary may purchase, redeem or otherwise acquire equity interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common equity interests;

(d) Between the Fourth Amendment Effective Date and the Revolving Termination Date, Borrower may purchase, redeem or otherwise acquire for cash equity interests issued by Borrower pursuant to stock buy-back plans approved by the board of directors of Borrower (which approval may be obtained prior to the Fourth Amendment Effective Date), of up to *** shares and not to exceed $***;

(e) Group Members may convert Indebtedness into Capital Stock and may issue Capital Stock upon conversion of convertible promissory notes and other evidences of Indebtedness that constitute Capital Stock; and

(f) Borrower and Subsidiaries may make other Restricted Payments (including for the sake of clarity repurchases of Borrower’s equity interests) so long as (i) no Default or Event of Default exists immediately prior and after giving effect thereto, and (ii) the aggregate amount of all such other Restricted Payments made or declared between the Fourth Amendment Effective Date and the Revolving Termination Date does not to exceed $***.

3.5	Permitted Acquisitions Covenants

A new Section 7.14 is hereby added to the Credit Agreement to read as follows:

7.14	Permitted Acquisitions Covenants

With respect to an acquisition made by Borrower pursuant to clause (c) of the defined term “Permitted Acquisitions” that is in excess of the $*** threshold described therein:

(a) Borrower shall be in pro forma compliance with (i) a Consolidated Leverage Ratio not to exceed 3.50 to 1.00, and (ii) a Consolidated Fixed Charge Coverage Ratio not less than 1.20 to 1.00, each measured as of the last day of the most-recently ended fiscal quarter of Borrower, for the four-fiscal quarter period then ended. Pro forma compliance shall be determined as if such acquisition occurred on the first day of such four-fiscal quarter measurement period.

(b) Borrower shall be in projected compliance with the Consolidated Leverage Ratio and Consolidated Fixed Charge Coverage Ratio set forth in clause (a) above as of the last day of each of the four fiscal quarters of Borrower following consummation of the acquisition, for the four-fiscal quarter period then ended.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE IV. CONDITIONS PRECEDENT

The modifications set forth in this Amendment shall not be effective unless and until the following conditions have been fulfilled to Administrative Agent’s satisfaction:

(a) Administrative Agent shall have received this Amendment, duly executed and delivered by the parties hereto and duly acknowledged by each Guarantor.

(b) Administrative Agent shall have received a $*** nonrefundable, fully-earned amendment fee.

(c) All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment (other than those representations and warranties that relate to a specific prior date, in which case such representations and warranties shall be true and correct in all material respects as of such specific prior date).

ARTICLE V. GENERAL PROVISIONS

5.1	Representations and Warranties

Borrower hereby represents and warrants to Administrative Agent that as of the date of this Amendment there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment (other than those representations and warranties that relate to a specific prior date, in which case such representations and warranties shall be true and correct in all material respects as of such specific prior date). Borrower acknowledges and agrees that all of Borrower’s Indebtedness to Lenders is payable without offset, defense, or counterclaim.

5.2	Security

All Loan Documents evidencing Lenders’ security interest in the Collateral shall remain in full force and effect without change in priority, and shall secure the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to Lenders.

5.3	Guaranty

The parties hereto agree that all guaranties guaranteeing repayment of the Revolving Loans and all of Borrower’s obligations to Administrative Agent, Lenders and Issuing Lender under the Revolving Facility, as amended by this Amendment, remain in full force and effect and are enforceable without defense, offset, or counterclaim.

5.4	Payment of Expenses

Borrower shall pay on demand all costs and expenses of Administrative Agent incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment, including, without limitation, reasonable attorneys’ fees incurred by Administrative Agent.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5	Survival of Credit Agreement

The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower’s obligations under the Credit Agreement are satisfied in full.

5.6	Counterparts

This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

5.7	Statutory Notice

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

MARCHEX, INC., a Delaware corporation

By:	/s/ Michael A. Arends
Name:	Michael A. Arends
Title:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and a Lender

By	/s/ Robert M. Ingram III
Name:	Robert M. Ingram III
Title:	Senior Vice President

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GUARANTOR ACKNOWLEDGMENT AND CONSENT

Each undersigned Guarantor hereby (a) acknowledges that it has reviewed and consents to the terms of the foregoing Fourth Amendment to Credit Agreement, (b) reaffirms its Guaranteed Obligations and agrees that its Guaranteed Obligations guarantees the repayment of the Revolving Loans and Borrower’s other Indebtedness to Lenders under the Revolving Facility, as amended herein and (c) acknowledges that its Guaranteed Obligations remain in full force and effect and are enforceable without defense, offset, or counterclaim.

Effective as of June 30, 2016.

GUARANTORS:

goClick.com, Inc.

By	/s/ Brendhan Hight
Name:	Brendhan Hight
Title:	President

MARCHEX, LLC

By	/s/ Dan Corcoran
Name:	Dan Corcoran
Title:	President

MARCHEX SALES, LLC

By	/s/ Brendhan Hight
Name:	Brendhan Hight
Title:	President

JINGLE NETWORKS, INC.

By	/s/ Dan Corcoran
Name:	Dan Corcoran
Title:	Vice President

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.